UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) August 10, 2009
COINSTAR, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-22555	94-3156448

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
1800 — 114th Avenue SE
Bellevue, WA 98004
(Address of Principal Executive Offices and Zip Code)
Registrant’s telephone number, including area code: (425) 943-8000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
On August 10, 2009, Redbox Automated Retail, LLC (“Redbox”), a wholly-owned subsidiary of Coinstar, Inc. (“Coinstar”), entered into a Home Video Lease Output Agreement (the “Letter Agreement”) with Lions Gate Films, Inc. (“Lionsgate”). Redbox estimates that it will pay Lionsgate approximately $158 million during the term of the Letter Agreement, which is expected to last from September 1, 2009 until August 31, 2014. However, at Lionsgate’s discretion, the Letter Agreement may expire earlier on August 31, 2011.
Under the Letter Agreement, Redbox agrees to license minimum quantities of theatrical and direct-to-video DVDs for rental at each of the more than 15,000 locations that have a Redbox DVD-rental kiosk owned and/or operated by Redbox in the United States. The DVDs licensed from Lionsgate are expected to represent approximately 7.4% percent of the total DVDs licensed and purchased by Redbox for 2009. Under the Letter Agreement, Redbox should receive delivery of the DVDs by the “street date,” the initial date on which Lionsgate first makes available a motion picture on a rental basis to the general public for the purpose of non-commercial home entertainment viewing.
Certain statements in the foregoing paragraphs are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as “estimate” and “expect,” and variations of such words, and similar expressions identify forward-looking statements, but their absence does not mean that the statement is not forward-looking. The forward-looking statements in this release include statements regarding Redbox’s relationship with Lionsgate relating to among other things, a DVD licensing arrangement. Forward-looking statements are not guarantees of future performance and actual results may vary materially from the results expressed or implied in such statements. Differences may result from actions taken by Redbox or Lionsgate, including those beyond our or Redbox’s control. Such risks and uncertainties include, but are not limited to, the early termination or renegotiation on materially adverse terms of the Letter Agreement and failure to abide by the terms and requirements of the Letter Agreement. The foregoing list of risks and uncertainties is illustrative, but by no means exhaustive. For more information on factors that may affect future performance, including our relationship with Lionsgate, please review “Risk Factors” described in our most recent Annual Report on Form 10-K and any subsequent Quarterly Reports on Form 10-Q filed with the Securities and Exchange Commission. These forward-looking statements reflect Coinstar, Inc.’s expectations as of the date hereof. Coinstar, Inc. undertakes no obligation to update the information provided herein.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COINSTAR, INC.
	By:	/s/ Donald R. Rench
Date: August 10, 2009		Donald R. Rench
General Counsel and Corporate Secretary

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